UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2019

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SRNE	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 16, 2019, the Board of Directors (the “Board”) of Sorrento Therapeutics, Inc. (the “Company”) appointed Dr. Robin L. Smith as a director of the Company.

Dr. Robin L. Smith, age 55, has served as partner of BRM Holdings, LLC, a consulting firm, since March 2015. In 2007, Dr. Smith founded The Stem for Life Foundation (SFLF), a nonprofit organization, and has served as Chairman of the Board and President of the Stem for Life Foundation since its inception. The Stem for Life Foundation is now part of the Cura Foundation of which Dr. Smith serves as Chairman of the Board and President. She has been Vice President of the Science and Faith STOQ Foundation in Rome since 2015 and has served as a member of its Board of Directors since 2012. She also co-founded Spiritus Therapeutics, Inc. in 2018 and serves as President and Chairman of the Board. In addition, Dr. Smith has extensive experience serving in executive and board level capacities for various medical enterprises and healthcare-based entities. From 2006 to 2015, Dr. Smith served as Chairman and CEO of Caladrius Biosciences, Inc. (formerly NeoStem Inc.) (Nasdaq: CLBS). She has been Chairman of the board of directors of Mynd Analytics, Inc. (Nasdaq: MYND) since August 2015 and has served on the board of directors of Rockwell Medical, Inc. (Nasdaq: RMTI) since June 2016, on the board of Seelos Therapeutics, Inc. (Nasdaq: SEEL) since January 2019 and on the board of directors of Celularity, Inc. since August 2019. She has been a member of the Board of Overseers at the NYU Langone Medical Center in New York since 2014, a member of the International Board of Sanford Health since 2016, co-chairman of the Life Sci advisory board on gender diversity since April 2016, a member of the board of directors of Alliance for Regenerative Medicine (ARM) Foundation since 2017 and a co-founder and member of the board of directors of Unite to Prevent Cancer Foundation since 2018. She has served as a voluntary Clinical Associate Professor in the Department of Medicine at the Rutgers, New Jersey Medical School since 2017. She served on the Board of Trustees of the NYU Langone Medical Center from 2006 to 2014 and was on the board of directors of Signal Genetics, Inc. (Nasdaq: SGNL) from July 2014 to February 2016, BioXcel Corporation from August 2015 to June 2017 and ProLung Inc. from February 2017 to July 2018. Dr. Smith received her M.D. from Yale University, an M.B.A. from the Wharton School of Business and a B.A. from Yale University.

On December 16, 2019, Dr. Smith was granted an option to purchase 75,000 shares of the Company’s common stock that will vest on a monthly basis over 12 months. The option has an exercise price of $3.95 per share, the closing price of the Company’s common stock on the date of grant. As a non-employee director, Dr. Smith will also be entitled to receive the Company’s standard cash retainers for membership on the Board and any committees of the Board, as disclosed under “Outside Director Compensation Policy” in the Company’s definitive proxy statement for its 2019 Annual Meeting of Stockholders on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2019.

The Company also entered into an indemnification agreement with Dr. Smith in the same form as its standard form of indemnity agreement with its other directors.

There are no family relationships between Dr. Smith and any director or executive officer of the Company, and she was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person.

The following are descriptions of transactions or series of transactions since January 1, 2018, or any currently proposed transaction, to which the Company has been a party, in which the amount involved in the transaction or series of transactions exceeds $120,000 and in which Dr. Smith had or will have a direct or indirect material interest, other than compensation arrangements that are described above:

Fourth International Vatican Conference

In April 2018, the Vatican’s Pontifical Council for Culture, the Cura Foundation, the Science and Faith STOQ Foundation and the Stem for Life Foundation hosted the Fourth International Vatican Conference (the “Conference”) regarding advancing breakthrough technologies and disseminating knowledge that improves human health, prevents disease, protects the environment and considers cultural, religious and societal implications. The Company donated approximately $300,000 to the Cura Foundation in support of the Conference.

In preparation for the Conference, BRM Holdings, LLC entered into a contract with the Cura Foundation to assist with the Conference (the “BRM-Cura Contract”). Dr. Smith is the Chairman of the Board and President of both the Cura Foundation and the Stem for Life Foundation. She does not receive any remuneration or benefits from the Cura Foundation or the Stem for Life Foundation and is not an employee of the Cura Foundation or the Stem for Life Foundation. Dr. Smith is also the Vice President of the Science and Faith STOQ Foundation. Dr. Smith does not receive any remuneration or benefits from the Science and Faith STOQ Foundation. Dr. Smith is also a partner of BRM Holdings, LLC. Pursuant to the BRM-Cura Contract, the Cura Foundation paid BRM Holdings, LLC approximately $185,000 for services thereunder, of which Dr. Smith received approximately $92,500 before expenses.

On December 16, 2019, the Company issued a press release announcing the appointment of Dr. Smith to the Board. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated December 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: December 20, 2019	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer